                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 29, 2002
                                                         --------------
                              ACUITY BRANDS, INC.

             (Exact name of registrant as specified in its charter)


           Delaware                      001-16583           No. 58-2632672
-------------------------------        -----------          -------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)


     1170 Peachtree Street, N.E.
    Suite 2400, Atlanta, GA                                           30309
----------------------------------------                           ------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (404) 853-1400
                                                   --------------

              1420 Peachtree Street, N.E., Atlanta, GA 30309-3002
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

The following amends our Current Report on Form 8-K for the report dated April 29, 2002, as filed on April 30, 2002, for the purpose of correcting a typographical error. The Regulation S-K item number stated in paragraph six of
Item 4 was erroneously reported as Item 301(a)(2)(i) and (ii). The correct item number is Item 304(a)(2)(i) and (ii).

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

At a meeting held on April 29, 2002, the audit committee of the Board of Directors of Acuity Brands, Inc. (the "Company") voted to dismiss Arthur Andersen LLP ("AA") as its independent accountant effective April 30, 2002 and approved the engagement of Ernst & Young LLP as its independent accountant for the fiscal year ending August 31, 2002.

The reports of AA on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the registrant's fiscal years ended August 31, 2001 and 2000, and in the subsequent interim period, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of AA would have caused AA to make reference to the matter in their report.

There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested AA to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 30, 2002 is filed as Exhibit 16 to this Form 8-K.

During the registrant's fiscal years ended August 31, 2001 and 2000, and the subsequent interim period, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financials statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. EXHIBITS

Exhibit 16 - Letter of Arthur Andersen LLP regarding change in certifying accountant.

Exhibit 99 - Press release dated April 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, and in the capacity indicated.


Dated: April 30, 2002


ACUITY BRANDS, INC.


BY:  /s/ James S. Balloun
------------------------------------------------------------
James S. Balloun
Chairman of the Board, President and Chief Executive Officer


BY:   /s/ Vernon J. Nagel
------------------------------------------------------------
Vernon J. Nagel
Executive Vice President and Chief Financial Officer